UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BALL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000127487_1 R1.0.0.11699 BALL CORPORATION BALL CORPORATION ATTN: CHARLES E. BAKER 10 LONGS PEAK DRIVE BROOMFIELD, CO 80021-2510 Annual Meeting March 01, 2012 April 25, 2012 April 25, 2012 8:00 AM MDT Ball Corporation Headquarters

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 0000127487_2 R1.0.0.11699 1. Notice & Proxy Statement 2. Annual Report/10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2012 to facilitate timely delivery.

Voting items 0000127487_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Robert W. Alspaugh 02 R. David Hoover 03 Jan Nicholson The Board of Directors recommends you vote FOR proposals 2. and 3. 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2012. 3. Advisory vote to approve named executive officer compensation. NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

0000127487_4 R1.0.0.11699

PROXYVOTE.COM

You received this e-mail because you are enrolled to receive BALL CORPORATION communications and vote by proxy via the Internet.  Your consent may have been given in the past, or provided to us by BALL CORPORATION if you are an employee.

Important Notice Regarding the Availability of Proxy Materials

2012 BALL CORPORATION Annual Meeting of Shareholders.

MEETING DATE: April 25, 2012

RECORD DATE: March 1, 2012

CUSIP NUMBER: 058498106

This e-mail represents all shares in the following account(s).

NAME
BALL CORP-W/RTS TO PUR P/STK	123,456,789,012.00000
BALL CORPORATION - ESPP	123,456,789,012.00000
BALL CORPORATION - 401K	123,456,789,012.00000
BALL CORPORATION - RESTRCT DIVDND	123,456,789,012.00000
BALL CORPORATION - RESTRCD NON DIV	123,456,789,012.00000
BALL CORPORATION	123,456,789,012.00000
BALL CORPORATION	123,456,789,012.00000
BALL CORPORATION	123,456,789,012.00000
BALL CORPORATION	123,456,789,012.00000
BALL CORPORATION	123,456,789,012.00000

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

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To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

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Internet voting is accepted up to 11:59 p.m. (ET) on Sunday, April 22, 2012, for any of your common shares held in Ball’s ESPP or 401(k) Plan, and up to 11:59 p.m. (ET) on Tuesday, April 24, 2012, with respect to all other Ball common shares held by you.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement

https://materials.proxyvote.com/058498

Annual Report

https://materials.proxyvote.com/058498	**INTERACTIVE**

If you are an employee and were enrolled for electronic delivery by BALL CORPORATION, and still wish to receive hard copies of these materials, you may contact BALL CORPORATION’s Investor Relations department.

If you would like to cancel your enrollment, or change your e-mail address or  PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN.  If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:	M012345678901

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